UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2026

MILLER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	001-14124	62-1566286
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8503 Hilltop Drive, Ooltewah, Tennessee

37363

(Address of Principal Executive Offices)

(Zip Code)

(423) 238-4171

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	MLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07Submission of Matters to a Vote of Security Holders

On Friday, May 22, 2026, Miller Industries, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Dalton, Georgia. As of the record date, March 31, 2026, there were 11,371,730 shares of the Company’s common stock entitled to vote at the Annual Meeting. At the Annual Meeting, 10,439,472 shares of common stock were present in person or by proxy, representing 91.80% of the Company’s common stock entitled to vote at the Annual Meeting.

The matters considered and voted on by the Company’s shareholders at the Annual Meeting, the votes cast for, withheld or against, and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below:

1.	The shareholders elected each of the following seven directors to hold office until the Company’s next annual meeting of shareholders in 2027, or until their successors are duly elected and qualified, with the vote on the matter being reflected as follows:

Nominees	For	Withheld	Non-Votes
Theodore H. Ashford III	9,258,614	269,889	910,969
Peter Jackson	9,260,573	267,930	910,969
William G. Miller	9,353,857	174,646	910,969
William G. Miller II	9,357,986	170,517	910,969
Dr. Javier Reyes	9,257,204	271,299	910,969
Dr. Susan Sweeney	9,257,341	271,162	910,969
Leigh Walton	8,662,757	865,746	910,969

2.	The shareholders voted to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, with the vote on the matter being reflected as follows:

For	Against	Abstain	Non-Votes
9,042,141	374,596	111,766	910,969

3.	The shareholders voted to approve the ratification of the appointment of Elliot Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, with the vote on the matter being reflected as follows:

For	Against	Abstain	Non-Votes
10,144,785	282,135	12,552	0

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLER INDUSTRIES, INC. (Registrant)

	By:	/s/ Frank Madonia
Frank Madonia
Executive Vice President, General Counsel and Secretary

Dated: May 26, 2026